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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                                November 3, 1999
                                 Date of Report
                       (Date of earliest event reported)



                            CALLON PETROLEUM COMPANY
             (Exact name of registrant as specified in its charter)


           Delaware                     0-25192                64-0844345
 (State or other jurisdiction   (Commission File Number)     (I.R.S. Employer
  of incorporation)                                         Identification No.)


                              200 North Canal St.
                           Natchez, Mississippi 39120
          (Address of principal executive offices, including zip code)


                                 (601) 442-1601
              (Registrant's telephone number, including area code)


                                 Not Applicable
                        (Former name and former address,
                         if changed since last report)



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  ITEM 1.  CHANGES IN CONTROL OF REGISTRANT

           Not applicable

  ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

           Not applicable

  ITEM 3.  BANKRUPTCY OR RECEIVERSHIP

           Not applicable

  ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS

           Not applicable

  ITEM 5.  OTHER EVENTS

           On September 28, 1999, Callon Petroleum Company (the "Company") filed a Registration Statement on Form S-3, File No. 333-87945 (the "Registration Statement") with the Securities and Exchange Commission (the "SEC") relating to the public offering, pursuant to Rule 415 under the Securities Act of 1933, as amended, of up to an aggregate of $125 million in securities of the Company. On October 6, 1999, the SEC declared the Registration Statement effective. (The Registration Statement and definitive prospectus contained therein are collectively referred to as the "Prospectus").

           On October 13, 1999, the Company filed with the SEC a preliminary supplement to the Prospectus, dated October 12, 1999 (the "Preliminary Prospectus Supplement"). The Company filed a final supplement to the Prospectus, dated November 3,1999, with the SEC on November 4, 1999 (collectively with the Preliminary Prospectus Supplement, the "Prospectus Supplement"). The Prospectus Supplement relates to the issuance and sale in an underwritten public offering of 3,200,000 shares of the Company's common stock, $.01 par value ("Common Stock") and up to an additional 480,000 shares of Common Stock if the underwriters exercise their over-allotment option in full. In connection with the filing of the Prospectus Supplement with the SEC, the Company is filing certain exhibits as part of this Form 8-K. See "Item 7. Financial Statements and Exhibits."

  ITEM 6.  RESIGNATION OF REGISTRANT'S DIRECTORS

           Not applicable to this filing.

  ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

  (A)      FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

           Not applicable to this filing.



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  (B)      PRO FORMA FINANCIAL INFORMATION.

           Not applicable to this filing.

  (C)      EXHIBITS


      EXHIBIT
      NUMBER                     TITLE OF DOCUMENT
      -------                    -----------------
        1.1 Underwriting Agreement, dated November 3, 1999 by and between the Company and A.G. Edwards & Sons, Inc., Howard, Weil, Labouisse, Friedrichs Incorporated, Johnson Rice & Company L.L.C. and Morgan Keegan & Company, Inc., as representatives of the the underwriters, with respect to the issuance and sale of 3,200,000 shares of the Company's Common Stock and up to an additional 480,000 shares of Common Stock if the underwriters exercise their over-allotment option.

        5.1     Opinion of Haynes and Boone, LLP

        23.1    Consent of Haynes and Boone, LLP (included as Exhibit 5.1)

        23.2    Consent of Arthur Andersen LLP

        23.3    Consent of Huddleston & Co., Inc.


  ITEM 8.  CHANGE IN FISCAL YEAR

           Not applicable to this filing.



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                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             Callon Petroleum Company
                                             (Registrant)

                                             /s/ JAMES O. BASSI
                                             -----------------------------
  Dated: November 3, 1999                    By:  James O. Bassi, Vice
                                             President and Controller










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                                 EXHIBIT INDEX

      EXHIBIT
      NUMBER                     TITLE OF DOCUMENT
      -------                    -----------------
        1.1 Underwriting Agreement, dated November 3, 1999 by and between the Company and A.G. Edwards & Sons, Inc., Howard, Weil, Labouisse, Friedrichs Incorporated, Johnson Rice & Company L.L.C. and Morgan Keegan & Company, Inc., as representatives of the the underwriters, with respect to the issuance and sale of 3,200,000 shares of the Company's Common Stock and up to an additional 480,000 shares of Common Stock if the underwriters exercise their over-allotment option.

        5.1     Opinion of Haynes and Boone, LLP

        23.1    Consent of Haynes and Boone, LLP (included as Exhibit 5.1)

        23.2    Consent of Arthur Andersen LLP

        23.3    Consent of Huddleston & Co., Inc.